Exhibit 10.22

EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 6th day of February, 2006, by and between Pregis Holding I Corporation, a Delaware corporation (the “Company”) and Vincent P. Langone (“Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, Covenantor, by reason of his intimate involvement in the operations and management of the business of the Company, will acquire knowledge and expertise relating to the business and operations of the Company; and

WHEREAS, Covenantor acknowledges that the Company would not (i) enter into the two Nonqualified Stock Option Agreements, each dated as of February 6, 2006, between Covenantor and the Company (the “Option Agreements”), or grant the options thereunder, or (ii) enter into the Employment Agreement, dated as of the date hereof, by and among the Company and its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation, and Pregis Corporation, a Delaware corporation, and Covenantor (the “Employment Agreement”), unless Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries with respect to the business of the Company and its subsidiaries.

NOW, THEREFORE, in order to induce the Company to enter into the Option Agreements with Covenantor and to grant the options thereunder, and to enter into the Employment Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and in the Option Agreements and the Employment Agreement, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition; Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Employment Agreement or Option Agreements, from and after the date hereof and until eighteen (18) months following the date of Covenantor’s termination of employment from the Company, Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation or other business organization or entity, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of the Company or its subsidiaries, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with the Company or its subsidiaries if it is then engaging or planning to engage within the term hereof, itself or through any joint venture, partnership or otherwise, in any business in which (A) the

Company or its subsidiaries (1) have been engaged prior to the date hereof or (2) are presently engaged at the date hereof, or (B) the Company or its subsidiaries are engaged or have taken steps in preparation to engage during the term hereof;

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries, or becomes a customer or client of the Company or its subsidiaries, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries;

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person; or

(iv) interfere with any relationship between the Company or its subsidiaries and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries.

(b) The restrictions contained in Paragraph 1(a) shall apply in the specific geographic areas and customer markets within such geographic areas served by the Company or its subsidiaries at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) being involved in any capacity in any business that is not in competition with the Company or its subsidiaries, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with the Company or its subsidiaries or affiliates, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited

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to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company shall be entitled to apply to any court of competent jurisdiction for preliminary and permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company pursuant hereto may be brought in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of New

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York, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

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Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the subject matter hereof other than under and pursuant to the Option Agreements, the Employment Agreement and the Subscription Agreement, dated as of the date hereof, between Covenantor and the Company. This Agreement, the Option Agreements, the Employment Agreement and the Subscription Agreement constitute the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the Company and Covenantor.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and its successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

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13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By:	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	Vice President

COVENANTOR:	Address:

/s/ Vincent P. Langone	62 Philhower Road
Vincent P. Langone	Lebanon, NJ 08833

with a copy to:

Torys LLP 237 Park Avenue New York, NY 10017 Attn: Bradley P. Cost

EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 30th day of November, 2005 by and among Pregis Holding I Corporation, a Delaware corporation (the “Company”), and James D. Morris (the “Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Separation and Consulting Agreement dated as of the date hereof by and among the Covenantor, the Company and the other parties thereto (the “Separation Agreement”), the Companies (as such term is defined in the Separation Agreement) agreed to retain the Covenantor in a non-employee capacity following termination of his employment and pay to the Covenantor the Payments and Benefits and Consulting Fee (as such terms are defined in the Separation Agreement);

WHEREAS, pursuant to the Separation Agreement, the Covenantor will continue his service as a member of the boards of directors of the Companies, and in consideration for such service the Company will grant the Covenantor an option to acquire shares of its capital stock pursuant to the Option Agreement attached as Exhibit C to the Separation Agreement (the “Option Agreement”);

WHEREAS, the Covenantor, by reason of his intimate involvement in the operations and management of the business of the Companies, has acquired knowledge and expertise relating to the business and operations of the Companies and hereafter will acquire more knowledge and expertise related to the business and operations of the Companies; and

WHEREAS, the Covenantor acknowledges that the Companies would not have entered into the Separation Agreement and the Company would not have entered into the Option Agreement unless the Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries and affiliates with respect to the business of the Company and its subsidiaries and affiliates.

NOW, THEREFORE, in order to induce the Companies to enter into the Separation Agreement and the Company to enter into the Option Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and therein, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition, Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Separation Agreement or the Option Agreement, from and after the date hereof and until twelve (12) months following the last day that the Covenantor serves as a director of any of the Companies, the Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of the Company or its subsidiaries or affiliates, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with the Company or its subsidiaries or affiliates if it is then engaging or planning to engage within the term hereof, itself or through any joint venture, partnership or otherwise, in any business in which (A) the Company or its subsidiaries or affiliates (1) have been engaged prior to the date hereof or (2) are presently engaged at the date hereof, or (B) the Company or its subsidiaries or affiliates are engaged or have taken steps in preparation to engage during the term hereof,

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries or affiliates, or becomes a customer or client of the Company or its subsidiaries or affiliates, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries or affiliates,

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries or affiliates to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries or affiliates, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person, or

(iv) interfere with any relationship between the Company or its subsidiaries or affiliates and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries or affiliates.

(b) The restrictions contained in Paragraph 1(a) shall apply in the specific geographic areas and customer markets within such geographic areas served by the Company or its subsidiaries or affiliates at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) engaging in any business that is not in competition with the Company or its subsidiaries or affiliates, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with the Company or its subsidiaries or affiliates, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. The Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements, or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company shall be entitled to apply to any court of competent jurisdiction for preliminary and permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company pursuant hereto may be brought in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of New York, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the obligations of Covenantor other than under and pursuant to the Separation Agreement and Option Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the Company and Covenantor.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and its successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By	/s/ Thomas J. Pryma
	Name:	Thomas J. Pryma
	Title:	President

COVENANTOR:			Address:

/s/ James D. Morris			263 W. Onwentsia Road
James D. Morris			Lake Forest, IL 60045

EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 30th day of November, 2005 by and among Pregis Holding I Corporation, a Delaware corporation (the “Company”), and Kevin Corcoran (the “Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Separation Agreement and Release dated as of November 30, 2005, by and among the Company, the Covenantor and the other parties thereto (the “Separation Agreement”), the Companies (as such term is defined in the Separation Agreement) agreed to pay Covenantor the Separation Benefits and the Retention Bonus (as such terms are defined in the Separation Agreement) in consideration of the Covenantor’s continued employment with the Companies while the Companies search for, hire and train the Covenantor’s successor;

WHEREAS, the Covenantor, by reason of his intimate involvement in the operations and management of the business of the Company, has acquired knowledge and expertise relating to the business and operations of the Company and hereafter will acquire more knowledge and expertise related to the business and operations of the Company; and

WHEREAS, the Covenantor acknowledges that the Company would not have entered into the Separation Agreement unless Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries and affiliates with respect to the business of the Company and its subsidiaries and affiliates.

NOW, THEREFORE, in order to induce the Company to enter into the Separation Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and in the Separation Agreement, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition; Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Separation Agreement, from and after the date hereof and until one (1) year following the date of the Covenantor’s termination of employment from the Company, Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of the Company or its subsidiaries or affiliates, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with the Company or its subsidiaries or affiliates if it is then engaging or planning to engage within the term, itself or through any joint venture, partnership or otherwise, in any business in which (A) the Company or its subsidiaries or affiliates (1) have been engaged prior to the date hereof or (2) are presently engaged at the date hereof, or (B) the Company or its subsidiaries or affiliates are engaged or have taken steps in preparation to engage during the term hereof,

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries or affiliates, or becomes a customer or client of the Company or its subsidiaries or affiliates, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries or affiliates,

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries or affiliates to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries or affiliates, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person, or

(iv) interfere with any relationship between the Company or its subsidiaries or affiliates and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries or affiliates.

(b) The restrictions contained in Paragraph 1(a) shall apply in the specific geographic areas and customer markets within such geographic areas served by the Company or its subsidiaries or affiliates at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) engaging in any business that is not in competition with the Company or its subsidiaries or affiliates, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with the Company or its subsidiaries or affiliates, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. The Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements, or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company shall be entitled to apply to any court of competent jurisdiction for preliminary and permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company pursuant hereto may be brought in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of New York, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the obligations of Covenantor other than under and pursuant to the Separation Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the Company and Covenantor.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and its successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By	/s/ James D. Morris
	Name:	James D. Morris
	Title:	Chief Executive Officer

COVENANTOR:			Address:

/s/ Kevin J. Corcoran			5 Windsong Trail
Kevin Corcoran			Fairport, NY 14450

EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 12th day of October, 2005 by and among Pregis Holding I Corporation, a Delaware corporation (the “Company”), and Andy Brewer (the “Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of June 23, 2005, by and among PFP Holding II Corporation, a subsidiary of the Company (the “Purchaser”) and the other parties thereto (the “Stock Purchase Agreement”), the Purchaser acquired all the issued and outstanding shares of capital stock or other equity interests of the companies set forth on Annex A to the Stock Purchase Agreement;

WHEREAS, the Covenantor, by reason of his intimate involvement in the operations and management of the business of the Company, has acquired knowledge and expertise relating to the business and operations of the Company and hereafter will acquire more knowledge and expertise related to the business and operations of the Company; and

WHEREAS, the Covenantor acknowledges that (i) the Purchaser would not have entered into the Stock Purchase Agreement, and (ii) the Company would not have entered into the Nonqualified Stock Option Agreement, dated as of October 12, 2005, between the Covenantor and the Company (the “Option Agreement”) or granted the options thereunder, or entered into the Employment Agreement, dated as of October 12, 2005, by and among the Company, and its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation, and Pregis Corporation, a Delaware corporation, and the Covenantor (the “Employment Agreement”), unless Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries and affiliates with respect to the business of the Company and its subsidiaries and affiliates.

NOW, THEREFORE, in order to induce the Company to enter into the Option Agreement with the Covenantor and to grant the options thereunder and to enter into the Employment Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and in the Option Agreement and the Employment Agreement, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition, Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Employment Agreement or the Option Agreement, from and after the date hereof and until one (1) year following the date of the Covenantor’s termination of employment from the Company, Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of the Company or its subsidiaries or affiliates, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with the Company or its subsidiaries or affiliates if it is then engaging or planning to engage within the term hereof, itself or through any joint venture, partnership or otherwise, in any business in which (A) the Company or its subsidiaries or affiliates (1) have been engaged prior to the date hereof or (2) are presently engaged at the date hereof, or (B) the Company or its subsidiaries or affiliates are engaged or have taken steps in preparation to engage during the term hereof,

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries or affiliates, or becomes a customer or client of the Company or its subsidiaries or affiliates, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries or affiliates,

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries or affiliates to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries or affiliates, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person, or

(iv) interfere with any relationship between the Company or its subsidiaries or affiliates and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries or affiliates.

(b) The restrictions contained in Paragraph 1(a) shall apply in the specific geographic areas and customer markets within such geographic areas served by the Company or its subsidiaries or affiliates at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) engaging in any business that is not in competition with the Company or its subsidiaries or affiliates, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with the Company or its subsidiaries or affiliates, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. The Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory

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authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements, or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company shall be entitled to apply to any court of competent

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jurisdiction for preliminary and permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company pursuant hereto may be brought in any court of general jurisdiction in the State of Illinois, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

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With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the obligations of Covenantor other than under and pursuant to the Option Agreement and the Employment Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the Company and Covenantor.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and its successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from

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time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

COVENANTOR:	Address:

/s/ Andy Brewer	2142 N. Fremont
Andy Brewer	Chicago, IL 60614

EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 1st day of December, 2005 by and among Pregis Holding I Corporation, a Delaware corporation (the “Company”), and Steven C. Huston (the “Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Covenantor, by reason of his intimate involvement in the operations and management of the business of the Company, will acquire knowledge and expertise related to the business and operations of the Company; and

WHEREAS, the Covenantor acknowledges that the Company would not have entered into the Nonqualified Stock Option Agreement, dated as of December 1, 2005, between the Covenantor and the Company (the “Option Agreement”) or granted the options thereunder, or entered into the Employment Agreement, dated as of December 1, 2005, by and among the Company, and its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation, and Pregis Corporation, a Delaware corporation, and the Covenantor (the “Employment Agreement”), unless Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries and affiliates with respect to the business of the Company and its subsidiaries and affiliates.

NOW, THEREFORE, in order to induce the Company to enter into the Option Agreement with the Covenantor and to grant the options thereunder and to enter into the Employment Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and in the Option Agreement and the Employment Agreement, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition; Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Employment Agreement or the Option Agreement, from and after the date hereof and until one (1) year following the date of the Covenantor’s termination of employment from the Company, Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of the Company or its subsidiaries or affiliates, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with the Company or its subsidiaries or affiliates if it is then engaging or planning to engage within the term hereof, itself or through any joint venture, partnership or otherwise, in any business in which (A) the Company or its subsidiaries or affiliates (1) have been engaged prior to the date hereof or (2) are presently engaged at the date hereof, or (B) the Company or its subsidiaries or affiliates are engaged or have taken steps in preparation to engage during the term hereof,

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries or affiliates, or becomes a customer or client of the Company or its subsidiaries or affiliates, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries or affiliates,

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries or affiliates to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries or affiliates, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person, or

(iv) interfere with any relationship between the Company or its subsidiaries or affiliates and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries or affiliates.

(b) The restrictions contained in Paragraph 1(a) shall apply in the specific geographic areas and customer markets within such geographic areas served by the Company or its subsidiaries or affiliates at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) engaging in any business that is not in competition with the Company or its subsidiaries or affiliates, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with the Company or its subsidiaries or affiliates, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. The Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited

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to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements, or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company shall be entitled to apply to any court of competent jurisdiction for preliminary and permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company pursuant hereto may be brought in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of New

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York, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

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Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the obligations of Covenantor other than under and pursuant to the Option Agreement and the Employment Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the Company and Covenantor.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and its successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

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13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

COVENANTOR:	Address:

/s/ Steven C. Huston	2209 W. Erie St.
Steven C. Huston	Chicago, IL 60612

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EXECUTION COPY

NONCOMPETITION AGREEMENT

AGREEMENT, made as of the 12th day of October, 2005 by and among Pregis Holding I Corporation, a Delaware corporation (the “Company”), Hexacomb Corporation, an Illinois corporation (“Hexacomb”) and C. William McBee (the “Covenantor”) (the “Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of June 23, 2005, by and among PFP Holding II Corporation, a subsidiary of the Company (the “Purchaser”) and the other parties thereto (the “Stock Purchase Agreement”), the Purchaser acquired all the issued and outstanding shares of capital stock or other equity interests of the companies set forth on Annex A to the Stock Purchase Agreement;

WHEREAS, the Covenantor, by reason of his intimate involvement in the operations and management of the business of the Company and its subsidiaries and affiliates, has acquired knowledge and expertise relating to the business and operations of the Company and its subsidiaries and affiliates and hereafter will acquire more knowledge and expertise related to the business and operations of the Company and its subsidiaries and affiliates; and

WHEREAS, the Covenantor acknowledges that (i) the Purchaser would not have entered into the Stock Purchase Agreement, and (ii) the Company would not have entered into the Nonqualified Stock Option Agreement, dated as of October 12, 2005, between the Covenantor and the Company (the “Option Agreement”) or granted the options thereunder, or entered into the Employment Agreement, dated as of October 12, 2005, by and among the Company, and its wholly owned subsidiaries, Pregis Holding II Corporation, a Delaware corporation, and Pregis Corporation, a Delaware corporation, and the Covenantor (the “Employment Agreement”), unless Covenantor executes and delivers this Agreement, and wishes to forego his right to compete with the Company and its subsidiaries and affiliates with respect to the business of Hexacomb.

NOW, THEREFORE, in order to induce the Company to enter into the Option Agreement with the Covenantor and to grant the options thereunder and to enter into the Employment Agreement, and in consideration of the premises and of the mutual covenants and agreements contained herein and in the Option Agreement and the Employment Agreement, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Noncompetition, Nonsolicitation.

(a) Subject to the provisions of Paragraph 1(c), provided that the Company has not materially breached its obligations under the Employment Agreement or the Option Agreement, from and after the date hereof and until one (1) year following the date of the Covenantor’s termination of employment from the Company, Covenantor shall not, without the prior written consent of the Company:

(i) directly or indirectly, as a sole proprietor, member of a partnership, stockholder, investor, officer or director of a corporation, or as an employee, associate, consultant or agent of any person, partnership, corporation or other business organization or entity, render any service to (including the making of investments in or otherwise providing capital to) any competitor (or any person or entity that is reasonably anticipated to become a competitor within the term hereof) of Hexacomb, within the geographic areas described in Paragraph 1(b); it being understood that such a person, partnership, corporation or other business organization or entity is in competition with Hexacomb if it is then engaging or planning to engage within the term hereof, itself or through any joint venture, partnership or otherwise, in any business in which (A) Hexacomb (1) has been engaged prior to the date hereof or (2) is presently engaged at the date hereof, or (B) Hexacomb is engaged or has taken steps in preparation to engage during the term hereof,

(ii) induce or attempt to induce any person or entity which is or was a customer or client of the Company or its subsidiaries or affiliates, or becomes a customer or client of the Company or its subsidiaries or affiliates, to terminate its relationship or otherwise cease doing business in whole or in part with the Company or its subsidiaries or affiliates,

(iii) solicit, entice, induce or hire any person who is an employee, or becomes an employee, of the Company or its subsidiaries or affiliates to become employed by any other person, firm or corporation or to leave his or her employment with the Company or its subsidiaries or affiliates, or approach any such employee for such purpose or authorize or knowingly approve the taking of such actions by any other person, or

(iv) interfere with any relationship between the Company or its subsidiaries or affiliates and any of its or their customers or clients so as to cause harm to the Company or its subsidiaries or affiliates.

(b) The restrictions contained in Paragraph 1(a)(i) shall apply in the specific geographic areas and customer markets within such geographic areas served by Hexacomb at any time during the term hereof.

(c) Nothing in this Paragraph 1 shall prohibit Covenantor from (i) obtaining employment in the protective packaging industry so long as Covenantor does not violate the terms of this Agreement, (ii) engaging in any business that is not in competition with Hexacomb, or (iii) investing in the securities of any corporation having securities listed on a national securities exchange, provided that such investment does not exceed 2% of any class of securities of any corporation engaged in business in competition with Hexacomb, and provided that such investment represents a passive investment and that neither Covenantor nor any group of persons including him, in any way, either directly or indirectly, manages or exercises control of any such corporation, guarantees any of its financial obligations or otherwise takes any part in its business, other than exercising his rights as a shareholder, or seeks to do any of the foregoing.

2. Non-Disclosure of Confidential Information. The Covenantor agrees that on and after the date of this Agreement he shall not, without the prior written consent of the Company, use for himself or others, or divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity, any Confidential Information (as defined below) pertaining to the business of the Company or its subsidiaries or affiliates, except when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body

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(including a committee thereof) with jurisdiction to order Covenantor to divulge, disclose or make accessible such information. All Confidential Information in Covenantor’s possession shall be returned to the Company promptly following the date of termination of Covenantor’s employment with the Company. The term “Confidential Information” shall mean non-public information concerning the Company or its subsidiaries or affiliates, including, but not limited to, financial data, strategic business plans, product development or other proprietary product data, customer lists, consulting or licensing agreements, vendor lists, lists of potential customers, pricing and credit techniques, private processes, marketing plans, reports, summaries, analyses or other proprietary information now or hereafter in the possession of Covenantor, except for specific items which have become publicly available information (other than such items which Covenantor knows have become publicly available through a breach of fiduciary duty or any confidentiality agreement).

3. Inventions. Covenantor shall promptly, and in any event no later than one (1) year after termination of his employment with the Company, with respect to Inventions (as defined below) made or conceived by Covenantor during his employment with the Company, either solely or jointly with others, if based on or related to or connected with the business of the Company or its subsidiaries or affiliates or if the Company’s time, material, facilities or other employees of the Company contributed thereto:

(a) Fully inform the Company in writing of such Inventions;

(b) Assign, and Covenantor does hereby assign, to the Company all of Covenantor’s rights to such Inventions, if any, and to applications for letters patent and to letters patent granted upon such Inventions; and

(c) Acknowledge and deliver to the Company (without charge to Covenantor but at the expense of the Company) such written instruments and do such other acts as may be reasonably necessary to obtain and maintain letters patent and to vest the entire right and title thereto in the Company or its subsidiaries or affiliates.

All Inventions, regardless of whether or not they are considered “works for hire,” shall for all purposes be regarded as acquired and held by Covenantor for the benefit, and shall be the sole and exclusive property, of the Company. The term “Inventions” shall mean discoveries, developments, improvements, or inventions (whether patentable or not) related to the business of the Company or its subsidiaries or affiliates.

4. Remedy for Certain Breaches.

(a) Covenantor acknowledges and agrees that the restrictions on his activities under the provisions of Paragraphs 1, 2 and 3 are required for the reasonable protection of the Company and Hexacomb. Covenantor further acknowledges and agrees that a breach of any of those obligations will result in irreparable harm to the Company and Hexacomb, for which there would be no adequate remedy at law, and therefore, Covenantor irrevocably and unconditionally (i) agrees that in addition to any other remedies which the Company or Hexacomb may have under this Agreement or otherwise, all of which remedies shall be cumulative, the Company and Hexacomb shall be entitled to apply to any court of competent jurisdiction for preliminary and

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permanent injunctive relief and other equitable relief, without the necessity of proving actual damage, restraining Covenantor from doing or continuing to do or perform any acts constituting such breach or threatened breach, (ii) agrees that such relief and any other claim by the Company or Hexacomb pursuant hereto may be brought in the United States District Court for the Southern District of New York, or if such court does not have subject matter jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the State of New York, (iii) consents to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (iv) waives any objection which Covenantor may have to the laying of venue of any such suit, action or proceeding in any such court.

(b) Covenantor agrees that the existence of any claim or cause of action by Covenantor against the Company or Hexacomb, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company or Hexacomb of the provisions of this Agreement; provided, that material breach by the Company of its obligations under the Employment Agreement may constitute a defense to the enforcement by the Company of the provisions of this Agreement.

5. Nature of Restrictions. Covenantor has carefully considered the nature and extent of the restrictions upon him and the rights and remedies conferred upon the Company under this Agreement, and hereby acknowledges and agrees that the same are reasonable in time and territory, are designed to eliminate competition which otherwise would be unfair to the Company, do not stifle the inherent skill and experience of Covenantor, would not operate as a bar to Covenantor’s sole means of support, are fully required to protect the legitimate interests of the Company and do not confer a benefit upon the Company disproportionate to the detriment to Covenantor.

6. Warranties. Covenantor warrants and represents that he has full power and authority to enter into this Agreement for and on behalf of himself and that such act, and the performance of his obligations hereunder, will not conflict with any other agreements or undertakings to which he is a party or by which he is bound.

7. Notices. All notices, requests, consents and demands by the parties hereto shall be delivered by hand, by confirmed facsimile transmission, by recognized national overnight courier service or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

If to Covenantor, to the address identified opposite Covenantor’s name on the signature page attached hereto.

If to the Company or Hexacomb:

c/o AEA Investors LLC

Park Avenue Tower

65 East 55th Street

New York, NY 10022

Attn: Sanford Krieger

Facsimile: (212) 702-0518

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With a copy to:

Fried, Frank, Harris, Shriver and Jacobson LLP

One New York Plaza

New York, NY 10004

Attn: Christopher Ewan

Facsimile: (212) 859-4000

Notices shall be effective immediately upon personal delivery or facsimile transmission, one (1) business day after deposit with an overnight courier service or three (3) business days after the date of mailing thereof. Other notices shall be deemed given on the date of receipt. Either party hereto may change the address specified herein by written notice to the other party hereto.

8. Entire Agreement. This Agreement cancels and supersedes any and all prior agreements and understandings between the parties hereto with respect to the obligations of Covenantor other than under and pursuant to the Option Agreement and the Employment Agreement. This Agreement constitutes the entire agreement between the parties with respect to the matters herein provided, and no modification or waiver of any provision hereof shall be effective unless in writing and signed by the parties hereto.

9. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon the parties hereto and its, their or his heirs, executors, administrators, legal representatives, successors and assigns, and inure to the benefit of and be enforceable by the Company and Hexacomb and their successors and assigns, except that the duties and responsibilities of Covenantor hereunder are of a personal nature and shall not be assignable or delegable in whole or in part.

10. Reformation of Agreement; Severability. In the event that any of the provisions of Paragraphs 1, 2 and 3 shall be found by a court of competent jurisdiction to be invalid or unenforceable to any extent for any reason, such court shall exercise its discretion in reforming such provision(s) to the end that Covenantor shall be subject to nondisclosure, nonsolicitation and noncompetition covenants that are reasonable under the circumstances and enforceable by the Company and Hexacomb. In the event that any other provision of this Agreement or application thereof to anyone or under any circumstance is found to be invalid or unenforceable in any jurisdiction to any extent for any reason, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction.

11. Remedies; Waiver. No remedy conferred upon the Company or Hexacomb by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by the Company or Hexacomb in exercising any right, remedy or power hereunder or existing at law or in equity shall be

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construed as a waiver thereof, and any such right, remedy or power may be exercised by the party possessing the same from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

12. Counterparts. This Agreement may be executed in several counterparts, each of which is an original and all of which shall constitute one instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

13. Governing Law. The validity, interpretation, construction, performance and enforcement of this Agreement shall be governed by the laws of the State of New York, without application of conflict of laws principles.

14. Headings. The captions and headings contained in this Agreement are for convenience only and shall not be construed as a part of the Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

PREGIS HOLDING I CORPORATION

By	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

HEXACOMB CORPORATION

By	/s/ Thomas J. Pryma
Name: Thomas J. Pryma
Title: President

COVENANTOR:	Address:

/s/ C. William McBee	610 Wharton Drive
C. William McBee	Lake Forest, IL 60045

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